As filed with the Securities and Exchange Commission on June 25, 1997.

                                                      REGISTRATION NO. 333-_____
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _______________________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                            _______________________

                       AMERICAN ONCOLOGY RESOURCES, INC.
            (Exact name of Registrant as specified in its charter)

            Delaware                        16825 Northchase Drive, Suite 1300          84-1213501
   (State or other jurisdiction                   Houston, Texas 77060                (I.R.S. Employer
 of incorporation or organization)      (Address of principal executive offices)     Identification No.)
                                                     (Zip Code)

                            _______________________

                       AMERICAN ONCOLOGY RESOURCES, INC.
                               1993 KEY EMPLOYEE
                               STOCK OPTION PLAN
                           (Full title of the plan)

                            _______________________

                                L. Fred Pounds
                           Vice President of Finance
                       American Oncology Resources, Inc.
                      16825 Northchase Drive, Suite 1300
                             Houston, Texas  77060
                    (Name and address of agent for service)

                            _______________________

                                (281) 873-2674
         (Telephone number, including area code, of agent for service)

                            _______________________

                                   Copy to:
                                Diana M. Hudson
                     Mayor, Day, Caldwell & Keeton, L.L.P.
                           700 Louisiana, Suite 1900
                             Houston, Texas  77002
                                (713) 225-7000

                            _______________________

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================================
         TITLE OF                    AMOUNT TO BE   PROPOSED MAXIMUM OFFERING    PROPOSED MAXIMUM AGGREGATE   AMOUNT OF REGISTRATION
SECURITIES TO BE REGISTERED           REGISTERED        PRICE PER SHARE(1)            OFFERING PRICE(1)                 FEE
------------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per         988,193            $14.125                       $13,958,226               $4,229
 share
====================================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c).

   INCORPORATION OF CONTENTS OF EARLIER REGISTRATION STATEMENT BY REFERENCE

     The contents of an earlier registration statement, file number 333-786 (the "Earlier Registration Statement"), are incorporated by reference and made a part hereof.

                                  SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF HOUSTON, STATE OF TEXAS, ON JUNE 20, 1997.

                              AMERICAN ONCOLOGY RESOURCES, INC.



                              By: /s/ L. FRED POUNDS
                                  ---------------------------------------
                                  L. Fred Pounds
                                  Vice President of Finance and Treasurer

                               POWER OF ATTORNEY

     Each of the undersigned directors and officers of American Oncology Resources, Inc. does hereby constitute and appoint L. Fred Pounds as the undersigned's true and lawful attorney-in-fact and agent to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as director and/or officer, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable American Oncology Resources, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned in the capacities indicated below any and all amendments (including post-effective amendments) hereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


        Signature                          Title                      Date
        ---------                          -----                      ----

/s/ R. DALE ROSS                   Chairman of the Board,          June 20, 1997
-------------------------------    Chief Executive
R. Dale Ross                       Officer and Director


/s/ LLOYD K. EVERSON, M.D.         President and Director          June 20, 1997
-------------------------------
Lloyd K. Everson, M.D.


/s/ L. FRED POUNDS                 Vice President of Finance,      June 20, 1997
-------------------------------    Chief Financial Officer
L. Fred Pounds                     and Treasurer


/s/ RUSSELL L. CARSON              Director                        June 20, 1997
-------------------------------
Russell L. Carson


/s/ KYLE M. FINK, M.D.             Director                        June 20, 1997
-------------------------------
Kyle M. Fink, M.D.

        Signature                          Title                      Date
        ---------                          -----                      ----



/s/ RICHARD B. MAYOR               Director                        June 20, 1997
-------------------------------
Richard B. Mayor


/s/ MARGARAL S. MURALI, M.D.       Director                        June 20, 1997
-------------------------------
Margaral S. Murali, M.D.


/s/ ROBERT A. ORTENZIO             Director                        June 20, 1997
-------------------------------
Robert A. Ortenzio


/s/ ANDREW M. PAUL                 Director                        June 20, 1997
-------------------------------
Andrew M. Paul


/s/ LEONARD M. RIGGS, JR., M.D.    Director                        June 20, 1997
-------------------------------
Leonard M. Riggs, Jr., M.D.


/s/ EDWARD E. ROGOFF, M.D.         Director                        June 20, 1997
-------------------------------
Edward E. Rogoff, M.D.

                                 EXHIBIT INDEX



Exhibit No.                     Description
-----------                     -----------

    4.1         Certificate of Incorporation of the Registrant.

    4.2         Bylaws of the Registrant - incorporated by reference to
                Exhibit 3.2 to the Registrant's Quarterly Report on Form 10-Q with respect to the Quarterly Period ended March 31, 1997.

    4.3 American Oncology Resources, Inc., 1993 Key Employee Stock Option Plan, as amended.

      5         Opinion of Mayor, Day, Caldwell & Keeton, L.L.P.

   23.1         Consent of Price Waterhouse LLP.

   23.2         Consent of Mayor, Day, Caldwell & Keeton, L.L.P. (included in
                Exhibit 5).

     24 Powers of Attorney (included on signature page of this Registration Statement).